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                                                                   Exhibit 10.23
                              VISION CAPITAL CORPORATION


                     MASTER EQUIPMENT FINANCE AGREEMENT # 430022


MASTER EQUIPMENT FINANCE AGREEMENT dated DECEMBER 1, 1996, by and between VISION CAPITAL CORPORATION ("Secured Party"), having its principal office and place of business at 16935 West Bernardo Drive, Suite 231, San Diego, CA 92127, and PARADISE BAKERY, INC. ("Debtor"), having its principal office and place of business at 151 Kalmus Dr., Suite E-200, Costa Mesa CA, 92626.

IN CONSIDERATION of the mutual agreement set forth hereinafter and the payment of installment debt as provided for herein, the parties hereby agree as follows:

1. AGREEMENT; EQUIPMENT; SECURITY INTEREST: This contract constitutes a Master Equipment Finance Agreement ("Agreement") to include one or more separate Schedules, and each such Schedule shall incorporate by reference any and all conditions and provisions as set forth herein. In the event that any terms and/or conditions of a Schedule conflict with the Agreement, the terms and/or conditions of such Schedule shall then prevail relative to such Schedule. Each Schedule shall be substantially in the same form as Exhibit "A" annexed hereto and made a part hereof, and shall contain additional terms and conditions as Secured Party and Debtor shall mutually agree upon therein. Each Schedule shall be enforceable according to the terms and conditions of this Agreement as amended therein. The terms and conditions of this Agreement cover each item of machinery, equipment and other personal property (herein the "Equipment") described in each Schedule now or hereafter executed between Secured Party and Debtor. Debtor hereby grants Secured Party a security interest in and to all Debtor's right, title and interest in and to the Equipment under the Uniform Commercial Code as of Debtor's execution of this Agreement, or, if Debtor has no interest in the Equipment at that time, as of such subsequent time as Debtor acquires an interest in the Equipment. Such security interest is granted by Debtor to secure performance by Debtor of Debtor's obligations to Secured Party hereunder. Debtor will ensure that such security interest will be and remain a sole and valid first lien security interest subject only to the lien of current taxes and assessments not in default but only if such taxes are entitled to priority as a matter of law.

2. DEBTOR'S OBLIGATIONS. The obligations of Debtor under this Agreement respecting the Equipment, except the obligation to pay installment payments with respect thereto which will commence as set forth in paragraph 3 below, shall commence upon the grant to Secured Party of a security interest in the Equipment. Debtor's obligations hereunder with respect to the Equipment and Secured Party's security interest therein will continue until payment of all amounts due and performance of all terms and conditions required hereunder with respect thereto; provided, however, that if this Agreement is then in default, said obligations and security interest will continue during the continuance of said default. Upon termination of Secured Party's security interest in the Equipment, Secured Party will execute such release of interest with respect thereto as Debtor reasonably requests.

3. INSTALLMENT PAYMENTS AND OTHER PAYMENTS. Debtor will repay advances Secured Party makes on account of the Equipment in installment payments in the amounts and at the times set forth in the Schedules, whether or not Secured Party has rendered an invoice therefor, at the office of Secured Party set forth herein, or to such person and/or at such other place as Secured Party may from time to time designate with notice to Debtor. Any other amounts required to be paid Secured Party by Debtor hereunder are due upon Debtor's receipt of Secured Party's invoice therefor and will be payable as directed in the invoice. Payments under this Agreement may be applied to Debtor's then accrued obligations to Secured Party in such order as Secured Party may choose.

4. NET AGREEMENT; NO OFFSET; SURVIVAL. This Agreement is a net agreement, and Debtor will not be entitled to any abatement of installment payments or other payments due hereunder or any reduction thereof under any circumstances or for any reason whatsoever. Debtor hereby waives any and all existing and future claims, as offsets, against any installment payments or other payments due hereunder and agrees to pay the installment payments and other amounts due hereunder as and when due regardless of any offset or claim which may be asserted by Debtor or on its behalf. The obligations and liabilities of Debtor hereunder will survive the termination of this Agreement.

5.  FINANCING AGREEMENT.  THIS AGREEMENT IS SOLELY A FINANCING AGREEMENT.
DEBTOR ACKNOWLEDGES THAT THE EQUIPMENT HAS BEEN OR WILL BE SELECTED AND ACQUIRED SOLELY BY DEBTOR FOR DEBTOR'S PURPOSES, THAT SECURED PARTY IS NOT AND WILL NOT BE THE VENDOR OF ANY EQUIPMENT AND THAT SECURED PARTY HAS NOT MADE AND WILL NOT MAKE ANY AGREEMENT, REPRESENTATION OR WARRANTY WITH RESPECT TO THE MERCHANTABILITY, CONDITION, QUALIFICATION OR FITNESS FOR A PARTICULAR PURPOSE OR VALUE OF THE EQUIPMENT OR ANY OTHER MATTER WITH RESPECT THERETO IN ANY RESPECT WHATSOEVER.

6. NO AGENCY. DEBTOR ACKNOWLEDGES THAT NO AGENT OF THE MANUFACTURER OR OTHER SUPPLIER OF THE EQUIPMENT OR OF ANY FINANCIAL INTERMEDIARY IN CONNECTION WITH THIS AGREEMENT AND ANY SCHEDULE HERETO IS AN AGENT OF SECURED PARTY, AND SECURED PARTY SHALL NOT BE BOUND BY ANY REPRESENTATION OF ANY SUCH PARTY.

7. ACCEPTANCE. Execution by Debtor and Secured Party of a Schedule covering the Equipment will conclusively establish that such Equipment has been included under and will be subject to all the terms and conditions of this Agreement. If Debtor has not furnished Secured Party with an executed Schedule by the earlier of fourteen (14) days after receipt of such Schedule from Secured Party or by the expiration of a commitment period as set forth in any applicable Equipment Finance Commitment letter issued to Debtor by Secured Party relative to such Schedule, Secured Party may then terminate its obligation to advance funds as to the applicable Equipment.

8. LOCATION; INSPECTION; USE. Debtor will keep, or in the case of motor vehicles, permanently garage and not remove from the United States, as appropriate, the Equipment in Debtor's possession and control at the Equipment Location designated in the applicable Schedule, or at such other location to which such Equipment may have been moved with the prior written consent of Secured Party. Whenever requested by Secured Party, Debtor will advise Secured Party as to the exact location of the Equipment. Secured Party will have the right to inspect the Equipment and observe its use during normal business hours and to enter into and upon the premises where the Equipment may be located for such purpose. The Equipment will at all times be used solely for commercial or business purposes and operated in a careful and proper manner and in compliance with all applicable laws, ordinances, rules and regulations, all conditions and requirements of the policy or policies of insurance required to be carried by Debtor under the terms of this Agreement and all manufacturer's instructions and warranty requirements. Any modifications or additions to the Equipment required by any such governmental edict or insurance policy will be promptly made by Debtor.


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9.  ALTERATIONS; SECURITY INTEREST COVERAGE.  Without the prior written consent of Secured Party, Debtor will not make any alterations, additions or improvements to the Equipment which detract from its economic value or functional utility, except as may be required pursuant to paragraph 8 above. Secured Party's security interest in the Equipment will include all modifications and additions thereto and replacements and substitutions therefor, in whole or in part. Such reference to replacements and substitutions will not grant Debtor greater rights to replace or substitute than are provided in paragraph 11 below or as may be allowed upon the prior written consent of Secured Party.

10. MAINTENANCE. Debtor will maintain the Equipment in good repair, condition and working order. Debtor will also cause the Equipment for which a service contract is generally available to be covered by such a contract which provides coverages typical as to property of the type involved and is issued by a competent servicing entity.

11. LOSS AND DAMAGE; CASUALTY VALUE. In the event of the loss of, theft of, requisition of, damage to or destruction of the Equipment ("Casualty Occurrence"), Debtor will give Secured Party prompt notice thereof and will thereafter place such Equipment in good repair, condition and working order; provided, however, that if such Equipment is determined by Secured Party to be lost, stolen, destroyed or damaged beyond repair, is requisitioned or suffers a constructive total loss as defined in any applicable insurance policy carried by Debtor in accordance with paragraph 14 below, Debtor, at Secured Party's option, will (a) replace such Equipment with like equipment in good repair, condition and working order whereupon such replacement equipment will be deemed the Equipment for all purposes hereof or, (b) pay Secured Party the "Casualty Value" of such Equipment which value will equal the total of (i) all installment payments and other amounts due from Debtor to Secured Party at the time of such payment and (ii) each future installment payment due with respect to such Equipment, with each such payment discounted to its present value at six percent (6.0%) per annum simple interest from the date due to the date of such payment. The discounting contemplated in this paragraph will be in accordance with the FINANCIAL COMPOUND INTEREST AND ANNUITY TABLES, SIXTH EDITION, published by the Financial Publishing Company. Upon such replacement or payment, as appropriate, this Agreement and Secured Party's security interest will terminate with, and only with, respect to the Equipment so replaced or as to which such payment is made in accordance with paragraph 2 above.

12. TITLING; REGISTRATION. Any Equipment subject to title registration laws will at all times be titled and/or registered by Debtor as Secured Party's agent and attorney-in-fact with full power and authority to register (but without power to affect title to) such Equipment in such manner and in such jurisdiction or jurisdictions as Secured Party directs. Debtor will promptly notify Secured Party of any necessary or advisable retitling and/or re-registration of such Equipment in a jurisdiction other than one in which such Equipment is then titled and/or registered. Any and all documents of title will be furnished or caused to be furnished to Secured Party by Debtor within sixty (60) days of the date any titling or registering or retitling or re-registering, as appropriate, as directed by Secured Party.

13. TAXES. Debtor will make all filings as to and pay when due all personal property and other ad valorem taxes and all other taxes, fees, charges and assessments based on the ownership or use of the Equipment and will pay as directed by Secured Party or reimburse Secured Party for all other taxes, including, but not limited to, gross receipts taxes (exclusive of federal and state taxes based on Secured Party's net income, unless such net income taxes are in substitution for or relieve Debtor from any taxes which Debtor would otherwise be obligated to pay under the terms of this paragraph 13), fees, charges and assessments whatsoever, however designated, whether based on the installment payments or other amounts due hereunder, levied, assessed or imposed upon the Equipment or otherwise related hereto or to the Equipment; now or hereafter levied, assessed or imposed under the authority of a federal, state or local taxing jurisdiction, regardless of when and by whom payable. Filings with respect to such other amounts will, at Secured Party's option, be made by Secured Party or by Debtor as directed by Secured Party.

14. INSURANCE. Debtor will procure and continuously maintain all risk insurance against loss of or damage to the Equipment from any cause whatsoever for not less than the full replacement value thereof naming Secured Party and/or its assigns as Loss Payee. Such insurance must be in a form and with companies approved by Secured Party, must provide at least thirty (30) days advance written notice to Secured Party of cancellation, change or modification in any term, condition or amount of protection provided therein, must provide full breach of warranty protection and must provide that the coverage is "primary coverage" (does not require contribution from any other applicable coverage). Debtor will provide Secured Party with an original policy or certificate evidencing such insurance. In the event of an assignment of this agreement of which Debtor has notice, Debtor will cause such insurance to provide the same protection to the assignee as its interests may appear. The proceeds of such insurance, at the option of Secured Party or such assignee, as appropriate, will be applied toward (a) repair or replacement of the appropriate Equipment, (b) payment of the Casualty Value thereof or (c) payment of, or as provision for, satisfaction of any other accrued obligations of Debtor hereunder. Debtor hereby appoints Secured Party as Debtor's attorney-in fact with full power and authority to do all things, including, but not limited to, making claims, receiving payments and endorsing documents, checks or drafts, necessary to secure payments due under any policy contemplated hereby on account of a Casualty Occurrence. Debtor and Secured Party contemplate that the jurisdictions where the Equipment will be located will not impose any liability upon Secured Party for personal injury and/or property damage resulting out of the possession, use, operation or condition of the Equipment. Debtor agrees that if Debtor fails to procure, maintain and pay for such insurance, Secured Party shall have the right, but not the obligation, to obtain such insurance on behalf of and at the expense of Debtor. In the event Secured Party does obtain such insurance, Debtor agrees to pay all costs thereof immediately upon demand.

15. SECURED PARTY'S PAYMENT. If Debtor fails to pay any amounts due hereunder or to perform any of its other obligations under this Agreement, Secured Party may, at its option, but without any obligation to do so, pay such amounts or perform such obligations, and Debtor will reimburse Secured Party the amount of such payment or cost of such performance immediately upon demand.

16. INDEMNITY. Debtor does hereby assume liability for and does agree to indemnify, defend, protect, save and keep harmless Secured Party from and against any and all liabilities, losses, damages, penalties, claims, actions, suits, costs, expenses and disbursements, including court costs and legal expenses, of whatever kind and nature, imposed on, incurred by or asserted against Secured Party (whether or not also indemnified against by any other person) in any way relating to or arising out of this Agreement or the manufacture, financing, ownership, delivery, possession, use, operation, condition or disposition of the Equipment by Secured Party or Debtor, including, without limitation, any claim alleging latent and other defects, whether or not discoverable by Secured Party or Debtor, and any other claim arising out of strict liability in tort, whether or not in either instance relating to an event occurring while Debtor remains obligated under this Agreement, and any claim for patent, trademark or copyright infringement. Debtor agrees to give Secured Party and Secured Party agrees to give Debtor notice of any claim or liability hereby indemnified against promptly following learning thereof.

17. DEFAULT. Any of the following will constitute an event of default hereunder: (a) Debtor's failure to pay when due any installment payment or other amount due hereunder, which failure continues for ten (10) days after the due date thereof; (b) Debtor's default in performing any other obligation, term or condition of this Agreement or default under any further agreement providing security for the performance by Debtor of its obligations hereunder, provided such default has continued for more than twenty (20) days, except as provided in
(c) and (d) hereinbelow, or, without limiting the generality of subparagraph (1) hereinbelow, default under any lease or any mortgage or other instrument contemplating the provision of financial accommodation applicable to the real estate where any Equipment is located; (c) any writ or order of attachment or execution or other legal process being levied on or charged against any Equipment and not being released or satisfied within ten (10) days; (d) Debtor's failure to comply with its obligations under paragraph 14 above or any transfer by Debtor in violation of paragraph 21 below; (e) a non-appealable judgment for the payment of money in excess of $100,000 being rendered by a court of record against Debtor which Debtor does not discharge or make provision for discharge in accordance with the terms thereof within ninety (90) days from the date of entry thereof; (f) death or judicial declaration of incompetency of Debtor, if an individual; (g) the filing by Debtor of a petition under the Bankruptcy Act or any amendment thereto or under any other insolvency law or law providing for the relief of debtors, including, without limitation, a petition for reorganization, arrangement or extension, or the commission by Debtor of an act of bankruptcy; (h) the filing against Debtor of any such petition not dismissed or permanently stayed within thirty (30) days of the filing thereof; (i) the voluntary or involuntary making of an assignment of substantial portion of its assets by Debtor for the benefit of creditors, appointment of a receiver or trustee for Debtor or for any of Debtor's assets, institution by or against Debtor or any other type of insolvency proceeding (under the Bankruptcy Act or otherwise) or of any formal or informal proceeding for dissolution, liquidation, settlement of claims


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against or winding up of the affairs of Debtor, Debtor's cessation of business activities or the making by Debtor of a transfer of all or a material portion of Debtor's assets or inventory not in the ordinary course of business; (j) the occurrence of any event described in parts (e), (f), (g), (h) or (i) hereinabove with respect to any guarantor or other party liable for payment or performance of this Agreement; (k) any certificate, statement, representation, warranty or audit heretofore or hereafter furnished with respect hereto by or on behalf of Debtor or any guarantor or other party liable for payment or performance of this Agreement proving to have been false in any material respect at the time as of which the facts therein set forth were stated or certified or having omitted any substantial contingent or unliquidated liability or claim against Debtor or any such guarantor or other party; (l) breach by Debtor of any lease or other agreement providing financial accommodation under which Debtor or its property is bound or (m) a transfer of effective control of Debtor, if an organization.

18. REMEDIES. Upon the occurrence of an event of default, Secured Party will have the rights, options, duties and remedies of a secured party, and Debtor will have the rights and duties of a debtor, under the Uniform Commercial Code (regardless of whether such Code or a law similar thereto has been enacted in a jurisdiction wherein the rights or remedies are asserted) and, without limiting the foregoing, Secured Party may exercise any one or more of the following remedies; (a) declare the Casualty Value or such lesser amount as may be set by law immediately due and payable with respect to the Equipment without notice or demand to Debtor; (b) sue from time to time for and recover all installment payments and other payments then accrued and which accrue during the pendency of such action with respect to any or all of the Equipment; (c) take possession of and, if deemed appropriate, render unusable any or all of the Equipment, without demand or notice, wherever same may be located, without any court order or other process of law and without liability for any damages occasioned by such taking of possession and remove, keep and store the same or use and operate or lease the same until sold; (d) require Debtor to assemble the Equipment at the Equipment Location therefor, such location to which such Equipment may have been moved with the written consent of Secured Party or such other location in reasonable proximity to either of the foregoing as Secured Party designates; (e) upon ten days notice to Debtor or such other notice as may be required by law, sell or otherwise dispose of any of the Equipment, whether or not in Secured Party's possession, in a commercially reasonable manner at public or private sale at any place deemed appropriate and apply the net proceeds of such sale, after deducting all costs of such sale, including, but not limited to, costs of transportation, repossession, storage, refurbishing, advertising and broker's fees, to the obligations of Debtor to Secured Party hereunder or otherwise, with Debtor remaining liable for any deficiency and with any excess being returned to Debtor; (f) upon thirty (30) days notice to Debtor, retain any repossessed or assembled Equipment as Secured Party's own property in full satisfaction of Debtor's liability for the installment payments due hereunder with respect thereto, provided that Debtor will have the right to redeem such Equipment by payment in full of its obligations to Secured Party hereunder or otherwise or to require Secured Party to sell or otherwise dispose of such Equipment in the manner set forth in subparagraph (e) hereinabove upon notice to Secured Party within such thirty (30) day period or (g) utilize any other remedy available to Secured Party under the Uniform Commercial Code or similar provision of law or otherwise at law or in equity. No right or remedy conferred herein is exclusive of any other right or remedy conferred herein or by law; but all such remedies are cumulative of every other right or remedy conferred hereunder or at law or in equity, by statute or otherwise, and may be exercised concurrently or separately from time to time. Any sale contemplated by subparagraph (e) of this paragraph 18 may be adjourned from time to time by announcement at the time and place appointed for such sale, or for any such adjourned sale, without further published notice, and Secured Party may bid and become the purchaser at any such sale. Any sale of the Equipment, whether under said subparagraph or by virtue of judicial proceedings, will operate to divest all right, title, interest, claim and demand whatsoever, either at law or in equity, of Debtor in and to such Equipment and will be a perpetual bar to any claim against such Equipment, both at law and in equity, against Debtor and all persons claiming by, through or under Debtor.

19. DISCONTINUANCE OF REMEDIES. If Secured Party proceeds to enforce any right under this Agreement and such proceedings are discontinued or abandoned for any reason or are determined adversely, then and in every such case Debtor and Secured Party will be restored to their former positions and rights hereunder.

20. SECURED PARTY'S EXPENSES. Debtor will pay Secured Party all costs and expenses, including reasonable attorneys' fees and court costs and sales costs not offset against sales proceeds under paragraph 18 above, incurred by Secured Party in exercising any of its rights or remedies hereunder or enforcing any of the terms, conditions or provisions hereof. This obligation includes the payment or reimbursement of all such amounts whether an action is ultimately filed and whether an action filed is ultimately dismissed.

21. ASSIGNMENT. Without the prior written consent of Secured Party, Debtor will not sell, lease, pledge or hypothecate, except as provided in this Agreement, any Equipment or any interest therein or assign, transfer, pledge or hypothecate this Agreement or any interest in this Agreement or permit the Equipment to be subject to any lien, charge or encumbrance of any nature except the security interest of Secured Party contemplated hereby. Debtor's interest herein is not assignable and will not be assigned or transferred by operation of law. Consent to any of the foregoing prohibited acts applies only in the given instance and is not a consent to any subsequent like act by Debtor or any other person. All rights of Secured Party hereunder may be assigned, pledged, mortgaged, transferred or otherwise disposed of, either in whole or in part, without notice to Debtor but always, however, subject to the rights of Debtor under this Agreement. If Debtor is given notice of any such assignment, Debtor will acknowledge receipt thereof in writing. In the event Secured Party assigns this Agreement or the installment payments due or to become due hereunder or any other interest herein, whether as security for any of its indebtedness or otherwise, no breach or default by Secured Party hereunder or pursuant to any other agreement between Secured Party and Debtor, should there be one, will excuse performance by Debtor of any provision hereof, it being understood that in the event of such default or breach by Secured Party that Debtor will pursue any rights on account thereof solely against Secured Party. No such assignee, unless such assignee agrees in writing, will be obligated to perform any duty, covenant or condition required to be performed by Secured Party in connection with this Agreement. Subject always to the foregoing, this Agreement inures to the benefit of, and is binding upon, the heirs, legatees, personal representatives, successors and assigns of the parties hereto.

22. MARKINGS; PERSONAL PROPERTY. If Secured Party supplies Debtor with labels, plates, decals or other markings stating that Secured Party has an interest in the Equipment, Debtor will affix and keep the same prominently displayed on the Equipment or will otherwise mark the Equipment or its then location or locations, as appropriate, at Secured Party's request to indicate Secured Party's security interest in the Equipment. The Equipment is, and at all times will remain, personal property, notwithstanding that the Equipment may now be, or hereafter become, in any manner affixed or attached to, or embedded in, or permanently resting upon real property or any improvement thereof or attached in any manner to what is permanent as by means of cement, plaster, nails, bolts, screws or otherwise. If requested by Secured Party, Debtor will obtain and deliver to Secured Party waivers of interest or liens in recordable form satisfactory to Secured Party from all persons claiming any interest in the real property on which any Equipment is or is to be installed or located.

23. LATE CHARGES. If Debtor fails to pay any installment payment or any other sum to be paid by Debtor to Secured Party within ten (10) days of when due, Debtor will pay to Secured Party (a) an amount calculated at the rate of five cents ($.05) per one dollar ($1.00) of each such delayed payment as compensation for Secured Party's internal operating expenses arising as a result of such failure, (b) any expenses incurred by Secured Party's relevant to the collection thereof, and (c) interest on such unpaid installment or other amounts due Secured Party, including taxes and late charges, at the rate of one and one-half percent (1.5%) per month, or at such greater or lesser contract rate as may be fixed by law, computed from the date due to the date paid.

24. NON-WAIVER. No covenant or condition of this Agreement can be waived except by the written consent of Secured Party. Forbearance or indulgence by Secured Party in regard to any breach hereunder will not constitute a waiver of the related covenant or condition to be performed by Debtor.

25. ADDITIONAL DOCUMENTS. In connection with and in order to perfect and evidence the security interest in the Equipment granted Secured Party hereunder, Debtor will execute and deliver to Secured Party such financing statements and similar documents as Secured Party may request from time to time. Debtor authorizes Secured Party, where permitted by law, to make filings of such financing statements without Debtor's signature. Debtor further will furnish Secured Party (a) a fiscal year end financial statement including balance sheet and profit and loss statement within one hundred twenty (120) days of the close of each fiscal year, (b) any other information normally provided by Debtor to the public and (c) such other financial data or information relative to this Agreement and the Equipment, including, without limitation, copies of vendor proposals and purchase orders and agreements, listings of serial numbers or other identification data and confirmations of such information, as Secured Party may from time to time reasonably request. Debtor will procure and/or execute, have executed, acknowledge, have acknowledged, deliver to Secured Party,


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record and file such other documents and showings as Secured Party deems necessary or desirable to protect its interest in and rights under this Agreement and its interest in the Equipment. Debtor will pay as directed by Secured Party or reimburse Secured Party for all filing, search, title report, legal and other fees incurred by Secured Party in connection with any documents to be provided by Debtor pursuant to this paragraph or paragraph 22 and any further similar documents Secured Party may procure.

26. DEBTOR'S WARRANTIES. Debtor certifies and warrants that the financial data and other information which Debtor has submitted or will submit to Secured Party in connection with this Agreement is, or will be at time of delivery, as appropriate, a true and complete statement of the matters therein contained. Debtor further certifies and warrants: (a) this Agreement and the attendant documents have been duly authorized by Debtor and, when executed and delivered by the person signing on behalf of Debtor below, will constitute the legal, valid and binding obligations of Debtor, enforceable against Debtor in accordance with their respective terms; (b) this Agreement and each and every showing provided by or on behalf of Debtor in connection herewith may be relied upon by Secured Party in accordance with the terms thereof, notwithstanding the failure of Debtor or other applicable party to ensure proper attestation thereto, whether by absence of a seal or acknowledgment or otherwise; (c) Debtor has the right, power and authority to grant a security interest in the Equipment to Secured Party for the uses and purposes herein set forth; (d) there is no litigation or proceeding pending or threatened against Debtor which may have a materially adverse effect on Debtor or which would prevent or hinder the performance by Debtor of its obligations hereunder; (e) no action by or with any commission ar administrative agency is required in connection herewith; (f) Debtor has the power to own its assets and to transact business in which it is engaged; (g) Debtor will give Secured Party prompt notice of any change in its name, identity or structure; and (h) the Equipment will, at the time such Equipment becomes subject hereto, be in good repair, condition and working order.

27. ENTIRE AGREEMENT. This instrument and all Schedules hereto constitutes the entire Agreement between Secured Party and Debtor and may not be amended, altered or changed except by a written agreement signed by the parties.

28. NOTICES. Notices under this Agreement must be in writing and must be mailed by United States certified mail with return receipt requested, duly addressed with postage prepaid to the party involved at its respective address set forth herein or at such other address as such party may provide on written notice to the other from time to time. Notices will be effective when deposited. Each party will promptly notify the other of any change in the first party's address.

29. GENDER, NUMBER: JOINT AND SEVERAL LIABILITY. Whenever the context of this Agreement requires, the neuter gender includes the feminine or masculine and the singular number includes the plural; and whenever the words "Secured Party" are used herein, they include all assignees of Secured Party, it being understood that specific reference to "assignee" in paragraph 14 above is for further emphasis. If there is more than one Debtor named in this Agreement, the liability of each will be joint and several.

30. TITLES. The titles to the paragraphs of this Agreement are solely for the convenience of the parties and are not an aid in the interpretation of the instrument.

31. GOVERNING LAW; VENUE. This Agreement will be governed by and construed in accordance with the laws of the State of California. Venue for any action related to this Agreement will be in an appropriate court in San Diego County, California, to which Debtor consents, or in another court selected by Secured Party which has jurisdiction over the parties. In the event any provision hereof is declared invalid, such provision will be deemed severable from the remaining provisions of this Agreement which provisions will remain in full force and effect.

32. TIME. Time is of the essence of this Agreement and each and all of its provisions.


ACCEPTED BY:

VISION CAPITAL CORPORATION,             PARADISE BAKERY, INC., DEBTOR
SECURED PARTY

BY:     /s/                             BY:     /s/
        ---------------------------             --------------------------------

TITLE:  Larry B. Turner, President      TITLE:  Steven J. Orlando, CFO


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